May 12, 1999
SMS STUDENT LOAN TRUST 1999-B                                       Pages:  7
c/o The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Ill, 60670
Fax:    (312) 407-1708
cc:     (212) 373-1382
Attention: Corporate Trust Services

From:   MERRILL LYNCH DERIVATIVE PRODUCTS AG
Attention: Jacqui Cassidy      Phone: (411) 297 7842
Swap Transaction Ref. No. 99 DP0018

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction or the Transaction (Swap Transaction and Transaction are collectively referred to herein as "Transaction"), entered into between MERRILL LYNCH DERIVATIVE PRODUCTS AG ("Party A") and SMS STUDENT LOAN TRUST 1999-B ("Party B") on the Trade Date specified below. This communication will constitute, as applicable, a "Confirmation" as referred to in either the ISDA Master Agreement or the master agreement entered into by the parties hereto prior to or on the date hereof (the "Agreement").

      The definitions and provisions contained in the 1991 ISDA Definitions, as supplemented by the 1998 Supplement, (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated herein. In the event that Party A and Party B have entered into an Agreement effective on or prior to the date hereof, this Confirmation supplements, forms part of and is subject to such Agreement. In the event that Party A and Party B have not entered into an Agreement, this Transaction and all other Transactions between the parties hereto are subject to the 1992 Master Agreement (Multicurrency--Cross Border) as published by ISDA (the "ISDA Master Agreement") and the parties hereto agree to negotiate in good faith and enter into an agreement in the form of the ISDA Master Agreement with such modifications as set forth below and as the parties shall in good faith agree. Upon execution and delivery of such an Agreement or an Interest Rate and Currency Exchange Agreement (the "Exchange Agreement") (the Exchange Agreement and the Agreement are collectively referred to as the "ISDA Executed Master Agreement") the terms and conditions of the ISDA Master Agreement will be superseded thereby and this Confirmation will supplement, form a part of and be subject to the terms and conditions of the ISDA Executed Master Agreement.

      All provisions contained in either the ISDA Master Agreement or the Agreement or the ISDA Executed Master Agreement (as the case may be), will govern this Confirmation except as expressly modified below. In the event of any inconsistency among or between the ISDA Master Agreement, the Agreement or the ISDA Executed Master Agreement (as the case may be), the Definitions and this Confirmation, this Confirmation will govern.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:


          Notional Amount:              USD 459,000,000 with respect to the
                                        Initial Calculation Period and, for each Calculation Period thereafter, the lesser of (i) the Outstanding Principal
                                        Amount for such Calculation Period and
                                        (ii) the Notional Amount specified for
                                        the first day of such Calculation Period in Exhibit A.


                                        Where "Outstanding Principal Amount" for any Calculation Period means the aggregate principal amount of the Notes as of the Payment Date on which such Calculation Period commences (after giving effect to the distribution on such date).

          Trade Date:                   12-May-1999.

          Effective Date:               21-May-1999.

          Termination Date:             The earlier of (i) the date on which the
                                        outstanding principal amount of the
                                        Notes is reduced to zero (other than in
                                        connection with a Redemption Event) and
                                        (ii) 28-July-2009 subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.


Floating Rate Amounts I:

          Floating Rate Payer I:        Party B.

          Floating Rate
          Payer I Payment Dates:        Each 28-July, 28-October, 28-January,
                                        and 28-April, commencing
                                        28-October-1999, to and including the
                                        Termination Date, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.

          Floating Rate Payer I
          Initial Calculation
          Period:                       From and including 21-May-1999 to but
                                        excluding 28-October-1999.

          Floating Rate Payer I
          Floating Rate for Initial
          Calculation Period:           To Be Determined.

          Floating Rate Payer I
          Floating Rate Option:         USD -TBILL - H.15; provided that the
                                        Definitions shall be amended (a) by
                                        substituting Telerate Page 56 for all
                                        references to H.15(519) and (b) by
                                        striking the words "U.S. Government
                                        Securities/Treasury Bills/Auction
                                        Average (Investment)" and substituting
                                        therefor the words "US Treasury 3MO
                                        T-Bill Auction Results/Average
                                        Investment Yield".

          Floating Rate Payer I
          Day Count Fraction:           Actual/365.

          Floating Rate Payer I
          Designated Maturity:          3 Months.

          Floating Rate Payer I
          Spread:                       Plus 0.79750%.

          Floating Rate Payer I
          Compounding:                  Not applicable.

          Method of Averaging:          Weighted Average.

          Rate Cut-Off Days:            6 New York Banking Days prior to the
                                        Floating Rate Payer I Payment Date.

          Floating Rate Payer I
          Reset Dates:                  Each New York Business Day.

          Business Days:                New York.

          Floating Rate Payer I
          Additional
          Floating Amount:              The Net Trust Swap Payment Carryover
                                        Shortfall Amount, if any, on the related
                                        Payment Date.

Floating Rate Amounts II:

          Floating Rate Payer II:       Party A.

          Floating Rate Payer II
          Payment Dates:                Each 28-July, 28-October, 28-January,
                                        and 28-April, commencing
                                        28-October-1999, to and including the
                                        Termination Date, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.

                                        On the 28-October-1999 Floating Rate
                                        Payer II Payment Date, the Party A
                                        Payment Amount shall be an amount equal
                                        to the sum of the Floating Rate Amounts
                                        II for (i) the Floating Rate Payer II
                                        Initial Calculation Period and (ii) the
                                        Floating Rate Payer II Calculation
                                        Period ending on 28-October-1999.

          Floating Rate Payer II
          Initial Calculation
          Period:                       From and including 21-May-1999 to but
                                        excluding 28-July-1999.

          Floating Rate Payer II
          Floating Rate for Initial
          Calculation Period:           5.05%.

          Period End Dates:             28-July-1999 and each Floating Rate
                                        Payer II Payment Date.

          Floating Rate Payer II
          Floating Rate Option:         USD - LIBOR - BBA; provided that the
                                        Floating Rate shall be determined on the day that is two New York and London
                                        Banking Days prior to each Reset Date.

          Floating Rate Payer II
          Day Count Fraction:           Actual/360.

          Floating Rate Payer II
          Designated Maturity:          3 Months.

          Floating Rate Payer II
          Spread:                       None.

          Floating Rate Payer II
          Compounding:                  Not Applicable.

          Floating Rate Payer II
          Reset Dates:                  The first day of each Calculation
                                        Period.

          Business Days:                New York.

          Floating Rate Payer II
          Additional Floating
          Amount: The Net Trust Swap Receipt Carryover Shortfall Amount, if any, on the related Payment Date.

2.        Account Details:


          Payments to Party A:

          Bank of America NT & SA, New York
          ABA: 026009593
          FAO: Merrill Lynch Derivative Products AG
          Account No.: 309254


          Payments to Party B:

          The First National Bank of Chicago

          Chicago, IL
          ABA:  071-000013
          Clearing Account:  4811-5377
          Credit Trust #:  204655
          Attn: Steve Husbands,  ref:  SMS Student Trust 99-B

3.    Other Terms:


            (a) Each capitalized term used in this Confirmation and not defined in this Confirmation or the Definitions shall have the meaning assigned in the Agreement.


            (b) In the event this Transaction terminates prior to the payment of the entire Net Trust Swap Payment Carryover Shortfall or Net Trust Swap Receipt Carryover Shortfall, such amount will remain due and payable and shall be paid in accordance with the terms of the Indenture.


            (c) Each party acknowledges and agrees that, except as provided herein, the scheduled Notional Amount may not be adjusted without the prior written consent of the other party. Party B represents, warrants and covenants that so long as no Early Termination Date has occurred or been effectively designated or any amounts remain due and payable to Party A in respect of this Transaction, Party B will not enter into any swap transaction (other than this Transaction) without the prior written consent of Party A.


            (d)   If either party proposes to amend this Transaction pursuant to
                  Section 6.03(e) of the Trust Agreement among USA Group Secondary Market Services, Inc., as depositor, Secondary Market Company, Inc. and The First National Bank of Chicago, as eligible lender trustee, then the parties will negotiate in good faith and reasonably regarding the terms, conditions and documentation relating to an appropriate amendment to this Transaction and an appropriate amendment payment relating thereto. The effectiveness of such amendment will be subject to the conditions that (i) the amendment payment, if any, is made by or to Party B on the proposed effective date of such amendment and (ii) no Event of Default or Termination Event has occurred and is continuing on such proposed effective date. For avoidance of doubt, the parties acknowledge and agree that the amendment payment, if any, will be a payment pursuant to Section 2 of this Transaction for purposes of determining Net Trust Swap Payment or Net Trust Swap Receipt, as applicable.

Please promptly confirm that the preceding correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                                 Yours sincerely,

                                                 MERRILL LYNCH DERIVATIVE
                                                 PRODUCTS AG


                                                 By:____________________________
                                                 Name:
                                                 Title:

Confirmed as of the date first written:

SMS STUDENT LOAN TRUST 1999-B

By: The First National Bank of Chicago,
not in its individual capacity but solely
as Eligible Lender Trustee

By: ________________________________
Name:
Title:

                                    Exhibit A

================================================================================

                  Calculation Period
                   Commencement Date                 Notional Amount
                   -----------------                 ---------------
                      21-May-99                      459,000,000
                      28-July-99                     459,000,000
                      28-October-99                  459,000,000
                      28-January-00                  459,000,000
                      28-April-00                    459,000,000
                      28-July-00                     459,000,000
                      28-October-00                  459,000,000
                      28-January-01                  459,000,000
                      28-April-01                    459,000,000
                      28-July-01                     445,435,962
                      28-October-01                  431,877,380
                      28-January-02                  418,423,558
                      28-April-02                    404,311,517
                      28-July-02                     390,339,252
                      28-October-02                  376,556,280
                      28-January-03                  362,964,889
                      28-April-03                    348,909,891
                      28-July-03                     335,031,594
                      28-October-03                  321,366,027
                      28-January-04                  307,916,760
                      28-April-04                    294,581,261
                      28-July-04                     281,456,217
                      28-October-04                  268,570,748
                      28-January-05                  255,918,978
                      28-April-05                    243,451,240
                      28-July-05                     231,200,473
                      28-October-05                  219,189,357
                      28-January-06                  207,393,906
                      28-April-06                    195,806,622
                      28-July-06                     184,433,430
                      28-October-06                  173,274,248
                      28-January-07                  162,366,205
                      28-April-07                    151,709,256
                      28-July-07                     141,481,446
                      28-October-07                  131,547,607
                      28-January-08                  121,957,848
                      28-April-08                    112,673,762
                      28-July-08                     103,955,024
                      28-October-08                  95,867,115
                      28-January-09                  88,539,999
                      28-April-09                    81,573,583
================================================================================

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================================================================================
                      28-July-09                     -
================================================================================